Exhibit 4.1
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                           MORTGAGEIT SECURITIES CORP.


                                   Depositor,


                            [NAME OF MASTER SERVICER]


                                Master Servicer,


                                       and


                               [NAME OF TRUSTEE],

                                     Trustee



                         POOLING AND SERVICING AGREEMENT
                         Dated as of_____________1, 200_



                       Mortgage Pass-Through Certificates
                                 Series 200_-__





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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     Defined Terms................................................7

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.   Conveyance of Mortgage Loans..................................29
SECTION 2.02.   Acceptance of the Trust Fund by the Trustee...................32
SECTION 2.03.   Representations, Warranties and Covenants of the Master
                Servicer and the Depositor....................................33
SECTION 2.04.   Representations and Warranties of the Seller; Repurchase and
                Substitution..................................................35
SECTION 2.05.   Issuance of Certificates Evidencing Interests in the Trust
                Fund..........................................................37

                                   ARTICLE III

               ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.   Master Servicer to Act as Master Servicer.....................39
SECTION 3.02.   Sub-Servicing Agreements Between Master Servicer and Sub-
                Servicers.....................................................40
SECTION 3.03.   Successor Sub-Servicers.......................................41
SECTION 3.04.   Liability of the Master Servicer..............................41
SECTION 3.05.   No Contractual Relationship Between Sub-Servicers and  Trustee
                or Certificateholders.........................................41
SECTION 3.06.   Assumption or Termination of Sub-Servicing Agreements by
                Trustee.......................................................42
SECTION 3.07.   Collection of Certain Mortgage Loan Payments..................42
SECTION 3.08.   Sub-Servicing Accounts........................................42
SECTION 3.09.   Collection of Taxes, Assessments and Similar Items; Servicing
                Accounts......................................................43
SECTION 3.10.   Custodial Account.............................................43
SECTION 3.11.   Permitted Withdrawals From the Custodial Account..............45
SECTION 3.12.   Permitted Instruments.........................................46
SECTION 3.13.   Maintenance of Primary Mortgage Insurance and Primary Hazard
                Insurance.....................................................46
SECTION 3.14.   Enforcement of Due-on-Sale Clauses; Assumption Agreements.....48


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SECTION 3.15.   Realization Upon Defaulted Mortgage Loans.....................49
SECTION 3.16.   Trustee to Cooperate; Release of Mortgage Files...............50
SECTION 3.17.   Servicing Compensation........................................51
SECTION 3.18.   Maintenance of Certain Servicing Policies.....................51
SECTION 3.19.   Annual Statement as to Compliance.............................52
SECTION 3.20.   Annual Independent Public Accountants' Servicing Statement....52
SECTION 3.21.   Access to Certain Documentation...............................53
SECTION 3.22.   Title, Conservation and Disposition of REO Property...........54
SECTION 3.23.   Additional Obligations of the Master Servicer.................56
SECTION 3.24.   Additional Obligations of the Depositor.......................56

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.   Certificate Account; Distributions............................61
SECTION 4.02.   Statements to Certificateholders..............................64
SECTION 4.03.   Remittance Reports; Advances by the Master Servicer...........68
SECTION 4.04.   Allocation of Realized Losses.................................69
SECTION 4.05.   Information Reports to be Filed by the Master Servicer........70
SECTION 4.06.   Compliance with Withholding Requirements......................70

                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.   The Certificates..............................................72
SECTION 5.02.   Registration of Transfer and Exchange of Certificates.........73
SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.............77
SECTION 5.04.   Persons Deemed Owners.........................................77

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

SECTION 6.01.   Liability of the Depositor and the Master Servicer............78
SECTION 6.02.   Merger, Consolidation or Conversion of the Depositor or the
                Master Servicer...............................................78
SECTION 6.03.   Limitation on Liability of the Depositor, the Master Servicer
                and Others....................................................78
SECTION 6.04.   Limitation on Resignation of the Master Servicer..............79


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                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.   Events of Default.............................................80
SECTION 7.02.   Trustee to Act; Appointment of Successor......................82
SECTION 7.03.   Notification to Certificateholders............................83
SECTION 7.04.   Waiver of Events of Default...................................83

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.   Duties of Trustee.............................................84
SECTION 8.02.   Certain Matters Affecting the Trustee.........................85
SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans.........86
SECTION 8.04.   Trustee May Own Certificates..................................86
SECTION 8.05.   Payment of Trustee's Fees.....................................86
SECTION 8.06.   Eligibility Requirements for Trustee..........................87
SECTION 8.07.   Resignation and Removal of the Trustee........................87
SECTION 8.08.   Successor Trustee.............................................88
SECTION 8.09.   Merger or Consolidation of Trustee............................89
SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.................89

                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.   Termination Upon Repurchase or Liquidation of All Mortgage
                Loans.........................................................91
SECTION 9.02.   Additional Termination Requirements...........................92

                                    ARTICLE X

                                REMIC PROVISIONS

SECTION 10.01.  REMIC Administration..........................................94
SECTION 10.02.  Prohibited Transactions and Activities........................96
SECTION 10.03.  Master Servicer and Trustee Indemnification...................97

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.  Amendment.....................................................98
SECTION 11.02.  Recordation of Agreement; Counterparts........................99
SECTION 11.03.  Limitation on Rights of Certificateholders....................99
SECTION 11.04.  Governing Law................................................100


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SECTION 11.05.  Notices......................................................100
SECTION 11.06.  Severability of Provisions...................................101
SECTION 11.07.  Successors and Assigns; Third Party Beneficiary..............101
SECTION 11.08.  Article and Section Headings.................................101
SECTION 11.09.  Notice to Rating Agencies and Certificateholder..............101


Exhibit A-1   Form of Class A Certificate
Exhibit A-2   Form of Class B Certificate
Exhibit B     Form of Class R Certificate
Exhibit C     Form of Trustee Initial Certification
Exhibit D     Form of Trustee Final Certification
Exhibit E     Form of Remittance Report
Exhibit F-1   Request for Release
Exhibit F-2   Request for Release for Mortgage Loans Paid in Full
Exhibit G-1   Form of Investor Representation Letter
Exhibit G-2   Form of Transferor Representation Letter
Exhibit G-3   Transferor Affidavit and Agreement in connection with transfer of Residual Certificates
Exhibit G-4   Form of Transferor Certificate
Exhibit G-5   Form of Investor Representation Letter for Insurance Companies
Exhibit H     Mortgage Loan Schedule
Exhibit I     Seller's Warranty Certificate
Exhibit J     Form of Notice Under Section 3.24
Exhibit K-1   Form Certification to be Provided by the Depositor with Form 10-K
Exhibit K-2   Form Certification to be Provided to the Depositor by the Trustee
Exhibit K-3   Form Certification to be Provided to the Depositor by the Servicer
Exhibit L     Servicing Criteria to be Addressed in Assessment of Compliance



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                  This Pooling and Servicing Agreement, effective as of
_______________ 1, 200_, among MORTGAGEIT SECURITIES CORP., as the depositor (together with its permitted successors and assigns, the "Depositor"), [NAME OF MASTER SERVICER], as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and [NAME OF TRUSTEE], as trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Deposit), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust Fund." The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will represent ownership of "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" therein, for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

                  The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                       AGGREGATE INITIAL PASS-CERTIFICATE
               INITIAL RATINGS THROUGH PRINCIPAL DESCRIPTION TYPE
                              RATE BALANCE FEATURES



                               [INSERT TABLE HERE]








                  The Mortgage Loans have an aggregate Stated Principal Balance as of the Cut-off Date equal to $___________. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.


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                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accrued Certificate Interest": With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-5 Certificates and Class A-7 Certificates) or any Class B Certificate, one month's interest accrued at the then applicable Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-5 Certificates and Class A-7 Certificates, one month's interest accrued at the then applicable Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section 3.23 with respect to such Distribution Date, (ii) the interest portion (adjusted to the related Net Mortgage Rate) of any of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.04 (which, with respect to the pro rata portion thereof allocated to the Class A-1, Class A-5 and Class A-6 Certificates will be allocated first to the Class A-6 Certificates and second to the Class A-1 and Class A-5 Certificates on a pro rata basis to the extent such Realized Losses are Default Losses), (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that was made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls not covered by the subordination provided by the Class B Certificates pursuant to Section 4.04, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time; with all such reductions allocated among the Classes of Certificates, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence, Accrued Certificate Interest on the Class B Certificates will be reduced by the interest portion (adjusted to the related Net Mortgage Rate) of Realized Losses that are allocated solely to the Class B Certificates pursuant to Section 4.04.


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                  "Advance": As to any Mortgage Loan, any advance made by the
Master Servicer on any Distribution Date pursuant to Section 4.03.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

                  "Anniversary":  Each anniversary of _____________ 1, 20__.

                  "Assessment of Compliance":  As defined in Section [___]

                   "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Assignment Agreement": The Assignment and Assumption Agreement, dated as of ____________, 200_, between [Name of Seller] and the Depositor relating to the transfer and assignment of the Mortgage Loans.

                  "Attestation Report":  As defined in Section [___]

                  "Available Distribution Amount": With respect to each Distribution Date, the Available Distribution Amount will be an amount equal to
(a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made, all required amounts pursuant to Section 3.22 and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any other Person pursuant to
Section 3.11, (iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases (or amounts received in connection with substitutions) made pursuant to Section 2.02 and 2.04, in each case received or made in the month of such Distribution Date and (v) the Trustee's Fee.

                  "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess, if any, of (A) $_______, over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04.

                  The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any


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such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Bankruptcy Code": The United States Bankruptcy Code of 1978, as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Deficient Valuation or a Debt Service Reduction shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Deficient Valuation or Debt Service Reduction.

                  "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of ______________ or the State of ______________ (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

                  "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Certificate":  Any Class A, Class B or Class R Certificate.

                  "Certificate Account": The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled
"___________________________________, as trustee, in trust for the registered holders of MortgageIT Securities Corp., Mortgage Pass-Through Certificates, Series 200_-__" and which must be an Eligible Account.

                  "Certificate Account Deposit Date": The 20th day (or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day) of the month.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into


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account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of a respective affiliate.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Company Participant acts as agent, if any, and otherwise on the books of a Company Participant, if any, and otherwise on the books of the Depositor.

                  "Certificate Principal Balance": With respect to each Class A Certificate (other than a Class A-5 Certificate or Class A-7 Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(b) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04. With respect to the Class B Certificates, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-5 Certificates, Class A-7 Certificates and Class R Certificates have no Certificate Principal Balance.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same designation.

                  "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

                  "Class B Certificate": The Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

                  "Class B Percentage": With respect to any Distribution Date, the lesser of (i) 100% minus the Senior Percentage and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.


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                  "Class R Certificate": Any one of the Class R Certificates
executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  "Closing Date" : _______________ ___, 20__.

                  "Code":   The Internal Revenue Code of 1986.

                  "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

                  "Depositor": MortgageIT Securities Corp., or its successor in interest.

                  "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at _____________________, Attention:
__________________ Series 200_-__.

                  "Credit Support Depletion Date": The first Distribution Date on which the Senior Percentage equals 100%.

                  "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                  "Cut-off Date":  _____________ 1, 200_.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Default Loss": Any Realized Loss that is attributable to the related Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, excluding Special Hazard Losses (or any other loss resulting from damage to a Mortgaged Property), Bankruptcy Losses, Fraud Losses, or other losses of a type not covered by the subordination provided by the Class B Certificates pursuant to Section 4.04.


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

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

                  "Definitive Certificate": Any definitive, fully registered Certificate.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or any political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation, if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based on an Opinion of Counsel obtained by the Trustee, at the expense of the Trust Fund, (which opinion shall be sought only if the Trustee has actual knowledge that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person). The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day commencing on _______ 25, 20__.

                  "Due Date": The first day of the month of the related Distribution Date.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

                  "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating


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Agencies in its highest rating at the time of any deposit therein, or (ii)
insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by and at the expense of the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  "Event of Default": One or more of the events described in
Section 7.01.

                  "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

                  "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

                  "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

                  "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18 but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:


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                  1. by any government or sovereign power, de jure or de
facto, or by any authority maintaining or using military, naval or air forces;
or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

                  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

                  "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

                  "Fannie Mae": Federal National Mortgage Association or any successor.

                  "FDIC": Federal Deposit Insurance Corporation or any successor.

                  ["Fitch":  Fitch Ratings, or its successor in interest.]

                  "Fraud Losses": Any Realized Loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

                  "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (X) up to and including the [first] anniversary of the Cut-off Date an amount equal to ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated to the Class B Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination, (Y) from the [first] to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cutoff Date the Fraud Loss Amount shall be zero.

                  The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such

Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Freddie Mac": Federal Home Loan Mortgage Corporation or any successor.

                  "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

                  "Initial Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                  "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to the Primary Mortgage Insurance Policy and any other insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of REO Property.

                  "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

                  "Master Servicer": [Name of Master Servicer], or any successor master servicer appointed as herein provided.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

                  ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

                  "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified in the Mortgage Loan Schedule attached hereto as Exhibit H (and any Qualified Substitute Mortgage Loans). As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

                  "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information, if applicable, with respect to each Mortgage Loan:

         (i)      the loan number and name of the Mortgagor;

         (ii) the street address, city, state and zip code of the Mortgaged Property;

         (iii)    the Mortgage Rate;

         (iv)     the maturity date;

         (v)      the original principal balance;

         (vi)     the first payment date;

         (vii)    the type of Mortgaged Property;

         (viii)   the Monthly Payment in effect as of the Cut-off Date;

         (ix)     the principal balance as of the Cut-off Date;

         (x)      the occupancy status;

         (xi)     the purpose of the Mortgage Loan;

         (xii)    the Collateral Value of the Mortgaged Property;

         (xiii)   the original term to maturity;

         (xiv)    the paid-through date of the Mortgage Loan;

         (xv)     the Loan-to-Value Ratio; and

         (xvi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

                  The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required. With respect to any Qualified Substitute Mortgage Loan, the item described in clauses (viii) shall be set forth as the date of substitution.

                  "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan. "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor":    The obligor or obligors on a Mortgage Note.

                  "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the related Mortgage Rate as in effect from time to time minus the sum of the Servicing Fee Rate and the rate at which the Trustee's Fee accrues.

                  "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.01(b). The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Depositor and the Trustee.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": As of any Distribution Date, with respect to the Class A-5 Certificates and the Class A-7 Certificates, an amount equal to the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Depositor and Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section
6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

                  "Optimal Percentage": A fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Class A-1 Certificates immediately prior to the applicable Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all of the Class A Certificates immediately prior to such Distribution Date.

                  "Optimal Principal Distribution Amount": An amount equal to the product of (i) the then applicable Optimal Percentage and (ii) the Senior Principal Distribution Amount.

                  "Original Senior Percentage": _______%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans.

                  "OTS":    Office of Thrift Supervision or any successor.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased or substituted for prior to such Due Date pursuant to Sections 2.02 or 2.04.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates (other than the Class A-7 Certificates) and Class B Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-7 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-7 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to ______% per annum.

                  "Percentage Interest": With respect to any Certificate (other than a Class A-5, Class A-7 or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class A-5 or Class A-7 Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Notional Amount thereof divided by the aggregate initial Notional Amount of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

                  "Permitted Instruments":    Any one or more of the following:

(i) (a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and (b) direct obligations of, and obligations guaranteed as to timely payment by Freddie Mac or Fannie Mae if, at the time of investment, they are assigned the highest credit rating by the Rating Agencies;

(ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause
         (i) above, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

(iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

(iv) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short- term rating;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

(vi) if previously confirmed in writing to the Trustee, any other obligation or security acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in each Rating Agency's highest rating category;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

                  "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Organization or a Non-United States Person.
                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Strip Rate": With respect to each Mortgage Loan, the rate per annum equal to the Net Mortgage Rate thereon minus _____% per annum.

                  "Prepayment Assumption": A prepayment assumption of _____% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of such mortgage loans.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or of a Cash Liquidation or an REO Disposition during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate (i) in the case of a Principal Prepayment in full, Cash Liquidation or REO Disposition on the principal balance of such Mortgage Loan immediately prior to such prepayment (or liquidation), commencing on the date of prepayment (or liquidation) and ending on the last day of the month of prepayment or liquidation or (ii) in the case of a partial Principal Prepayment, on the amount of such prepayment, commencing on the date as of which the prepayment is applied and ending on the last day of the month of prepayment.

                  "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

                  "Primary Mortgage Insurance Policy": Each primary mortgage insurance policy required to be maintained pursuant to Section 3.13.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the sum of the applicable Net Mortgage Rate, the rate at which the Trustee's Fee accrues on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid related Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

                  "Qualified Insurer": An insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer, as a Fannie Mae approved mortgage insurer and having a claims paying ability rating of at least "AA" by ________________ and which is acceptable to _______________. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating by ______________ and _______________ as the insurer it replaces had on the Closing Date.

                  "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Master Servicer, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 2 of the Seller's Warranty Certificate; (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date; and (vi) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the Net Mortgage Rates described in clause (ii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rating Agency": [Standard & Poor's] [Moody's] [Fitch]. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of [Standard & Poor's] [Fitch] and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1" in the case of [Standard & Poor's,] and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

                  "Realized Loss": With respect to any Mortgage Loan or related REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the related Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the related Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount of such Debt Service Reduction.

                  "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

                  "Regular Certificate": Any of the Certificates other than the Class R Certificates.

                  "Relief Act": The Servicemembers Relief Act of 2003, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

                  "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

                  "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                  "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced by any income from the REO Property treated as a recovery of principal pursuant to Section 3.15).

                  "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

                  "Required Insurance Policy": With respect to any Mortgage Loan, any Insurance Policy or any other insurance policy that is required to be maintained from time to time under this Agreement or pursuant to the provisions of a Mortgage Loan.

                  "Residual Certificate":   Any of the Class R Certificates.

                  "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Seller":    [Name of Seller] and its successors and assigns.

                  "Seller's Warranty Certificate": The Seller's Warranty Certificate of the Seller, dated ______ __, 20__, in the form of Exhibit I attached hereto.

                  "Senior Accelerated Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:



          DISTRIBUTION DATE SENIOR ACCELERATED DISTRIBUTION PERCENTAGE

                                     [TABLE]

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage

Loans averaged over the last [six] months, does not exceed [2%] and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than [30%, 35%, 40%, 45% or 50%], respectively, of the Initial Certificate Principal Balance of the Class B Certificates or
(b)(1) the outstanding principal balance of the Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [six] months, does not exceed [4%] and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than [10%] of the Initial Certificate Principal Balance of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

                  "Senior Percentage": As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

                  "Senior Principal Distribution Amount": As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(b)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders on such Distribution Date pursuant to Section 4.02(b)(ii) and (vi).

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

                  "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the related Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of ______%.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                  "Single Certificate": A Certificate of any Class evidencing the minimum denomination for Certificates of such Class as set forth in Section 5.01.

                  "Special Hazard Amount": As of any Distribution Date, an amount equal to $___________ (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates pursuant to Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all of the Mortgage Loans on such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on such Anniversary.

                  "Special Hazard Percentage": As of each anniversary of the Cut-off Date, the greater of (i) 1% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance on such anniversary of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans on such anniversary.

                  "[Standard & Poor's": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.]

                  "Startup Day": The day designated as such pursuant to Article X hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section

4.01 on any previous Distribution Date and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

                  "Subordinate Principal Distribution Amount": With respect to any Distribution Date and the Class B Certificates, (a) the sum of (i) the product of (x) the Class B Percentage and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section
4. 01 (b)(ii)(A); (ii) the principal collections described in Section 4. 01
(b)(ii)(B) to the extent such collections are not otherwise distributed to the Senior Certificates; and (iii) the product of (x) 100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of the Class B Certificates immediately prior to such date.

                  "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date, if any) as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account and the Certificate Account; (iii) any REO Property; (iv) the Primary Mortgage Insurance Policies, if any, Primary Hazard Insurance Policies and all other Insurance Policies with respect to the Mortgage Loans; and (v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate as assigned to the Trustee pursuant to Section 2.04 hereof.

                  "Trustee": [Name of Trustee], or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee's Fee": As to each Mortgage Loan and Distribution Date, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at ______% per annum on the Stated Principal Balance of such Mortgage Loan as of the Due Date immediately preceding the month in which such Distribution Date occurs.

                  "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in
Section 7701 of the Code or successor provisions.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. ______% of all of the Voting Rights shall be allocated among Holders of the Certificates, respectively, other than the Class A-5, Class A-7 and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-5, Class A-7 and Class R Certificates shall be entitled to ___%, ___% and ___% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     Conveyance of Mortgage Loans.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Depositor has requested the Seller to deliver to, and deposit with the Trustee, the following documents or instruments:

(i) the original Mortgage Note, endorsed by the Seller "Pay to the order of [Name of Trustee], as trustee without recourse" or to "Pay to the order of [Name of Trustee], as trustee for holders of MortgageIT Securities Corp., Mortgage Pass-Through Certificates, Series 200_-_, without recourse" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

(ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted to the title insurance company for recording;

(iii) a duly executed original Assignment of the Mortgage endorsed by the Seller, without recourse, to "[Name of Trustee], as trustee" or to "[Name of Trustee], as trustee for holders of MortgageIT Securities Corp., Mortgage Pass-Through Certificates, Series 200_-_", with evidence of recording thereon;

(iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

(v) the original lender's title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

(vi) the original of any assumption, modification, extension or guaranty agreement;

(vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance, if applicable; and

(viii) if any of the documents or instruments referred to above were executed on behalf of the Mortgagor by another Person, the original power of attorney or other instrument that authorized and empowered such Person to sign, or a copy thereof certified by the Seller (or by an officer of the applicable title insurance or escrow company) to be a true and correct copy of the original.

                  The Seller is obligated pursuant to the Seller's Warranty Certificate to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

                  If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such Assignment to be recorded in accordance with this paragraph.

                  The Seller is required, as described in the Seller's Warranty Certificate, to deliver to the Trustee the original of any documents assigned to the Trustee pursuant to this Section 2.01 not later than 120 days after the Closing Date.

                  All original documents relating to the Mortgage Loans which are not delivered to the Trustee, to the extent delivered by the Seller to the Master Servicer, are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

                  Except as may otherwise expressly be provided herein, neither the Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

                  It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by [Name of Seller] to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

SECTION 2.02.     Acceptance of the Trust Fund by the Trustee.

                  The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Depositor and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi) and (xiii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  Within 90 days of the Closing Date the Trustee shall deliver to the Depositor and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master Servicer and the Depositor. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request that the Seller purchase such Mortgage Loan from the Trust Fund on behalf of the Certificateholders at the Purchase Price within 90 days after the date on which the Seller was notified of such defect. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The

Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders that:

(i) The Master Servicer is, and throughout the term hereof shall remain, a duly organized, validly existing and in good standing under the laws of the State of (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac;

(ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

(iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer; (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

(vii) The Master Servicer will comply in all material respects in the performance of this Agreement and with all reasonable rules and requirements of each insurer under each Insurance Policy; and

(viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and (ix) no information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee and the Certificateholders. Upon discovery by the Depositor, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  (b) The Depositor hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ii) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

(iii) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iv) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(v) Each Mortgage Loan secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Mortgage Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the appraised value of the related Mortgaged Property. Each such Primary Mortgage Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder; and

(vi) The representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor are as set forth in the Seller's Warranty Certificate.

                  [Other representations and warranties as applicable.]

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

                  Upon discovery by either the Depositor, the Master Servicer or the Trustee of a breach of any representation or warranty set forth in this
Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

SECTION 2.04. Representations and Warranties of the Seller; Repurchase and Substitution.

                  The Depositor hereby assigns to the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate or the exhibits thereto. Insofar as the Seller's Warranty Certificate relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in the Seller's Warranty Certificate in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of such breach and request that such Seller shall, within 90 days from the date that the Depositor, the Seller or the Trustee was notified of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of such breach, the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution must occur within 90 days from the date the Seller was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date.

                  For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Seller's Warranty Certificate as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 2.03 hereof, and the Seller shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a repurchase or substitution obligation has occurred pursuant to Section 3 of the Seller's Warranty Certificate.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit in to the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, if the first scheduled Monthly Payment is due during the first month after its closing date (as such term is used in the Seller's Warranties Certificate) and such Monthly Payment is not received by the Master Servicer within 30 days of the due date in accordance with the terms of the related Mortgage Note, the Master Servicer shall promptly notify the Seller and the Trustee and the Seller shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price or substitute a Qualified Substitute Mortgage Loan therefor within 15 days from the date that the Seller was notified.

SECTION 2.05.     Issuance of Certificates Evidencing Interests in the Trust
                  Fund.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated, and delivered to or upon the order of the Depositor, the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                  The purpose of the common law trust, as created hereunder, is to engage in the following activities:

                  (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

                  (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

                  (c) to make payments on the Certificates;

                  (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.07 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.     Master Servicer to Act as Master Servicer.

                  The Master Servicer shall service and administer the Mortgage Loans for the benefit of the Certificateholders, in accordance with this Agreement and the customary and usual standards of practice of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the respective states in which the Mortgaged Properties are located. Subject to the foregoing, the Master Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall furnish to the Master Servicer and any Sub-Servicer any powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be responsible for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such powers of attorney. In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  The Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the

Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

                  The Master Servicer may approve a request for a partial release of the Mortgaged Property, easement, consent to alteration or demolition and other similar matters if it has determined, exercising its good faith business judgement in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

                  The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

SECTION 3.02.     Sub-Servicing Agreements Between Master Servicer and
                  Sub-Servicers.

                  (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub- Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section 2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

SECTION 3.03.     Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

SECTION 3.04.     Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

SECTION 3.06.     Assumption or Termination of Sub-Servicing Agreements by
                  Trustee.

                  In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Sub-Servicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

                  The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

SECTION 3.07.     Collection of Certain Mortgage Loan Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Master Servicer may in its discretion waive any prepayment fees, late payment charge or other charge, except as otherwise required under applicable law. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

SECTION 3.08.     Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit into the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub- Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

                  The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub- Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments) and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

SECTION 3.10.     Custodial Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited no later than the _______ Business Day after receipt [and identification] or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii) all payments on account of interest on the Mortgage Loans, not including any portion thereof representing interest on account of the related Servicing Fee Rate;

(iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

(iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04;

(v) any amounts required to be deposited in the Custodial Account pursuant to Section 3.12, 3.13 or 3.22; and

(vi) all amounts transferred from the Certificate Account to the Custodial Account in accordance with Sections 4.01(b).

                  For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

                  (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section
3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

                  (c) Payments in the nature of late payment charges, prepayment fees, assumption fees and reconveyance fees received on the Mortgage Loans shall not be deposited in the Custodial Account, but rather shall be received and held by the Master Servicer as additional servicing compensation.

SECTION 3.11.     Permitted Withdrawals From the Custodial Account.

                  The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01, such deposit to include interest collections on the Mortgage Loans at the Net Mortgage Rate [and net of amounts reimbursed therefrom];

(ii) to pay to itself, the Depositor, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased, repurchased or replaced pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase, repurchase or substitution;

(iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Servicing
         Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

(iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03, 8.05, 10.01(c) or 10.01(g), except as otherwise provided in such Sections;

(v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

(vi) to reimburse itself or any Sub-Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or
         Section 3.09 and any other related Late Collections;

(vii)    to pay itself as servicing compensation (in addition to the Servicing
         Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section 8.05;

(viii) to reimburse itself or any Sub-Servicer for any Advance previously made which itself has determined to be a Nonrecoverable Advance, provided that either (a) such Advance was made with respect to a delinquency that ultimately constituted an Excess Special Hazard Loss, Excess Fraud Loss, Excess Bankruptcy Loss or Extraordinary Loss, or (b) the Certificate Principal Balances of the Class B Certificates have been reduced to zero; and

(ix) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses
(ii), (iii), (iv), (v), (vi), (vii) and (viii).

                  In connection with clause (viii) above, the Trustee shall notify the Master Servicer if and when the Certificate Principal Balances of the Class B Certificates have been reduced to zero.

SECTION 3.12.     Permitted Instruments.

                  Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

SECTION 3.13. Maintenance of Primary Mortgage Insurance and Primary Hazard Insurance.

                  (a) The Master Servicer shall not take, or permit any Sub-Servicer to take, any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-Servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Mortgage Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 75% or less of the Collateral Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy, or consent to any Sub-Servicer canceling or refusing to renew any such Primary Mortgage Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

                  (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Sub-Servicer to present, on behalf of the Master Servicer, the Sub-Servicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3. 10, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11.

                  (c) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the lesser of 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

SECTION 3.14.     Enforcement of Due-on-Sale Clauses; Assumption Agreements.

                  The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if such enforcement will adversely affect or jeopardize required coverage under the Insurance Policies. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note, if the Master Servicer shall have determined in good faith that such substitution will not adversely affect the collectability of the Mortgage Loan. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption would constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption


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

agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

SECTION 3.15.     Realization Upon Defaulted Mortgage Loans.

                  The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.11.

                  The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub- Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11 (vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, on a pro rata basis, to unpaid Servicing Fees; and second, to interest at the related Net

Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11(vi). The portions of the recovery so allocated to interest at the related Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Trustee for any unpaid Trustee's Fees, second, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3. 1 31 (iii) or 3.22, and third, for distribution in accordance with the provisions of Section 4.01(b) and 4.01(c).

SECTION 3.16.     Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under the Insurance Policies or any other insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the servicing receipt shall be released by the Trustee to the Master Servicer.

                  Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

SECTION 3.17.     Servicing Compensation.

                  As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in
Section 3.11.

                  The Master Servicer also shall be entitled pursuant to Section
3.11 to receive from the Custodial Account, as additional servicing compensation interest or other income earned on deposits therein, as well as any prepayment fees, assumption fees, late payment fees and reconveyance fees. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any Primary Mortgage Insurance Policy or blanket policy insuring against hazard losses pursuant to Section 3.13, payment of the servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically pro vided in Section 3.11. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

SECTION 3.18.     Maintenance of Certain Servicing Policies.

                  During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each


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

such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify the Rating Agency of such claim.

SECTION 3.19.     Annual Statement as to Compliance.

                  The Master Servicer will deliver to the Trustee, not later than _______________ of each calendar year beginning in ______________, an Officers' Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Master Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Master Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Trustee as described above as and when required with respect to the Master Servicer.

                  If the Master Servicer cannot deliver the related Annual Statement of Compliance by _________________ of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

                  Failure of the Master Servicer to timely comply with this
Section 3.19 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

SECTION 3.20.     Annual Independent Public Accountants' Servicing Statement.

                  On or before ____________ of each year, beginning with ___________, 2007, the Master Servicer at its expense shall furnish to the Depositor and the Trustee a statement from a firm of independent certified public accountants (which is a member of the American Institute of Certified Public Accountants) to the effect that, based on an examination by such firm conducted substantially in compliance with the Uniform Single Attestation


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

Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, the servicing of mortgage loans under agreements (including this Agreement) substantially similar to each other was conducted in compliance with such agreements except for such significant exceptions or errors in record that, in the opinion of the firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report. In rendering its statement such firm may rely, as to the matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac (rendered within one year of such statement) of firms of independent public accountants with respect to those Sub-Servicers which also have been the subject of such an examination. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

SECTION 3.21.     Access to Certain Documentation.

                  (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

                  (b) The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.


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

SECTION 3.22.     Title, Conservation and Disposition of REO Property.

                  This Section shall apply only to REO Properties acquired for the account of the Trust Fund, and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 86OG(a)(8) of the Code or, at the expense of the Trust Fund, request an extension of the two-year grace period, more than 60 days before the day on which the two-year grace period would otherwise expire, unless the Master Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 86OF of the Code, or cause the Trust Fund to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 86OG(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 86OF(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

                  The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

                  If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

                  Subject to the first paragraph of this Section 3.22, the REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine to be in the best economic interest of the Trust Fund.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01, including any such net proceeds which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition.

                  Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the Trustee and the Depositor to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions jointly provided by the Trustee and the Depositor. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Depositor and the Trustee jointly direct the Master Servicer to take such action and (ii) either
(A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Depositor an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or (B) the Depositor has directed the Master Servicer not to obtain an environmental audit report. If the Trustee and the Depositor have not jointly provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

                  The cost of the environmental audit report contemplated by this Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

SECTION 3.23.     Additional Obligations of the Master Servicer.

                  On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date; provided that the Master Servicer's obligations under this subsection on any Distribution Date shall not be more than the total amount of its master servicing compensation payable in such month.

SECTION 3.24.     Additional Obligations of the Depositor.

                  The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(3) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold or, (d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliated corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

SECTION 3.25.     Assessments of Compliance and Attestation Reports.

                  On and after January 1, 2006, the Master Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Master Servicer shall deliver to the Trustee on or before _____________ of each calendar year beginning in 2007, a report regarding the Master Servicer's assessment of compliance (an

"Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

                  (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Master Servicer;

                  (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the Master Servicer;

                  (c) An assessment by such officer of the Master Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans;

                  (d) A statement that a registered public accounting firm has issued an attestation report on the Master Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

                  (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Master Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans.

                  Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the Master Servicer.

                  On or before _____________ of each calendar year beginning in 2007, the Master Servicer shall furnish to the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

                  The Master Servicer shall cause any subservicer, and each subcontractor determined by the Master Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

                  Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an


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

Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

                  If the Master Servicer cannot deliver any Assessment of Compliance or Attestation Report by ______________ of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

                  Failure of the Master Servicer to timely comply with this
Section 3.14 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

                  The Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the "trustee" or "securities administrator." In addition, the Trustee shall cause the Custodian to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

SECTION 3.26.     Reports Filed with Securities and Exchange Commission.

                  (a) (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as part of the monthly statement; provided that the Trustee shall have received no later than 2 days prior to the date such Distribution Report on Form 10-D is required to be filed, all information required to be provided to the Trustee as described in clause (a)(iv) below.

                  (ii) The Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Master Servicer, as and when required; provided, that, the Trustee shall have received no later than one Business Day prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report and required to be provided to the Trustee as described in clause
(a)(iv) below.


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

                  (iii) Prior to January 30 in each year commencing in 2007, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) __________, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Master Servicer pursuant to Sections 3.20 and 3.25 (including with respect to any subservicer or subcontractor, if required to be filed). Prior to (x) __________, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, ________________ of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Master Servicer pursuant to Sections 3.20 and 3.25 (including with respect to any subservicer or subcontractor, if required to be filed) and with respect to the Trustee and the Custodian, and the Form 10-K certification signed by the Depositor; provided that the Trustee shall have received no later than March 15 of each calendar year prior to the filing deadline for the Form 10-K all information, data and exhibits required to be provided or filed with such Form 10-K and required to be provided to the Trustee as described in clause (a)(iv) below.

                  (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit M as the responsible party for providing that information, if other than the Trustee, as and when required as described above. Each of the Master Servicer, Seller and Depositor hereby agree to notify and provide to the Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit M as the responsible party for providing that information. [The Swap Provider will be obligated pursuant to the Swap Agreement to provide to the Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K. The Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the Swap Provider at any time. The Master Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB.]

                  (b) In connection with the filing of any 10-K hereunder, the Trustee shall sign a certification (in the form attached hereto as Exhibit K-2) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Trustee shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

                  (c) In connection with the filing of any 10-K hereunder, the Master Servicer shall sign a certification (in the form attached hereto as Exhibit K-3) for the benefit of the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the


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

Master Servicer shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

                  (d) Notwithstanding the provisions of Section 11.01, this
Section 3.26 may be amended without the consent of the Certificateholders.

SECTION 3.27.     Intention of the Parties.

                  Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.25 and 3.26 of this Agreement is to facilitate compliance by the Seller and the Depositor with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Seller or the Depositor for delivery of additional or different information as the Seller or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.


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

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Certificate Account; Distributions.

                  (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 3:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date,
(ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13, 3.23 or 4.03(b) and (iii) all other amounts constituting or, if not otherwise applicable to the payment of the Trustee's Fee, that would constitute the Available Distribution Amount for the immediately succeeding Distribution Date. The Trustee shall transfer from the Certificate Account to itself, the Trustee's Fee on each Certificate Account Deposit Date. Such amounts do not constitute part of the Available Distribution Amount.

                  (b) On each Distribution Date the Trustee shall, distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.01(b)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000 (or, with respect to the Class A-5 and Class A-7 Certificates, is the registered owner of an initial Notional Amount of not less than $10,000,000 of each such class), or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

(i) to the Class A Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date and to the extent not previously paid, for all prior Distribution Dates;

(ii) to the Class A Certificateholders (other than the Class A-5 Certificateholders and the Class A-7 Certificateholders), in the priorities and amounts set forth in Sections 4.01(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:


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

                  (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan, whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (2) the Stated Principal Balance of any Mortgage Loan purchased during the related Prepayment Period and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.04 during the related Prepayment Period; and

                  (3) the principal portion of all other unscheduled collections (other than Principal Prepayments and amounts received in connection with a Cash Liquidation or REO Disposition) received during the related Prepayment Period, including, without limitation, Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.15;

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.15;

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period; and

(D)      any amounts described in clauses (A), (B) and (C) of this Section 4.01
         (b)(ii), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates;

                  (iii) if the Certificate Principal Balances of the Class B Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation


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

         or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                  (iv) to the Holders of the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (v) to the Holders of the Class B Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B Certificates;

                  (vi) to the Class A Certificateholders (other than the Class A-5 and Class A-7 Certificateholders) in the priority set forth in
         Section 4.01(c), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates, but in no event more than the sum of the outstanding Certificate Principal Balances of the Class A Certificates (other than the Class A-5 and Class A-7 Certificates) and thereafter applied to reduce the Certificate Principal Balance of the Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of the Class B Certificates; and

                  (vii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

                  (c) Distributions of principal on the Class A Certificates (other than the Class A-5 and Class A-7 Certificates) on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                  (i) first, to the Class A-1 Certificates and Class A-6 Certificates, with the amount to be distributed allocated as between such classes on a pro rata basis, until the Certificate Principal Balance of each such Class has been reduced to zero;

                  (ii) second, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) third, to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (iv) fourth, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  (d) On each Distribution Date occurring on or after the Credit Support Depletion Date, all priorities relating to sequential distributions in respect of principal among the various classes of Senior Certificates will be disregarded, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates pro rata in accordance with their


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

respective outstanding Certificate Principal Balances; provided, that the aggregate amount distributable to the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") in respect of Accrued Certificate Interest thereon and in respect of their pro rata portion of the Senior Principal Distribution Amount shall be distributed among the Tiered Certificates in the amounts and priority as follows: first, to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to, and pro rata based on, the Accrued Certificate Interest thereon; second to the Class A-1 Certificates, up to an amount equal to the Optimal Principal Distribution Amount thereof, in reduction of the Certificate Principal Balances thereof; third to the Class A-6 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth to the Class A-6 Certificates the remainder of the amount so distributable among the Tiered Certificates.

                  (e) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

SECTION 4.02.     Statements to Certificateholders.

                  On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor and the Master Servicer a statement as to such distribution setting forth the following information as to each Class of Certificates to the extent applicable:

(i) (a) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(ii)     the total cash flows received and the general sources thereof;

(iii) the related amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

(iv) [the amount of any net swap payment payable to the Derivative Administrator, any Net Swap Payment payable to the Swap Provider, any


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

         swap termination payment payable to the derivative administrator and any Swap Termination Payment payable to the Swap Provider;]

(v) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

(vi) the amount of such distribution to Holders of each Class allocable to interest;

(vii) the amount of such distribution to Holders of each Class of Class A Certificates and Class M Certificates allocable to interest and the portion thereof, if any, provided by the Derivative Administration Agreement;

(viii) the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

(ix) if the distribution to the Certificateholders of such Class is less than the full amount that would be distributable to such Certificateholders if there were sufficient funds available therefor, the amount of the shortfall;

(x) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xi) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(xii)    the related Subordinate Principal Distribution Amount;

(xiii)   the amount of Servicing Fees paid to the Master Servicer;

(xiv) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months, and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(xv)     the number, aggregate principal balance and book value of any REO
         Properties;


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

(xvi) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xvii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;
(xviii) the Pass-Through Rate on the Class A-7 Certificates for such Distribution Date;

(xix)    the occurrence of the Credit Support Depletion Date;

(xx) the Senior Accelerated Distribution Percentage applicable to such distribution;

(xxi)    the Senior and Class B Percentages for such Distribution Date;

(xxii) the aggregate amount of Realized Losses allocated to the Certificates on such Distribution Date;

(xxiii) the aggregate amount of any recoveries on previously foreclosed loans from the Seller due to a breach of representation or warranty;

(xxiv) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxv) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

(xxvi) the number and Stated Principal Balance of the Mortgage Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent,
         (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group;

(xxvii) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

(xxviii) the cumulative amount of Applied Realized Loss Amounts to date;


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

(xxix) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(xxx) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(xxxi) the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

(xxxii) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, and (2) Adjustable Rate Mortgage Loans;

(xxxiii) the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

(xxxiv)  whether a Trigger Event exists;

(xxxv) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; and

(xxxvi) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

                  In the case of information furnished pursuant to subclauses
(i) and (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate. Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.


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

SECTION 4.03.     Remittance Reports; Advances by the Master Servicer.

                  (a) By 11:00 A.M. New York time the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), by telecopy or in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Depositor by the Master Servicer on request) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01 (a); and (iii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  (b) Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to be net of the related Servicing Fee Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date, provided that following the reduction of the Certificate Principal Balances of the Class B Certificates to zero no Advance shall be made if it would be a Nonrecoverable Advance. On or before 3:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Custodial Account on or before 12: 00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account


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

Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 4.01(b)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on the Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

                  (c) In the event that the Master Servicer determines on the Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. If the Master Servicer shall have determined that it is not obligated to make the entire Advance because all or a lesser portion of such Advance would not be recoverable from Insurance Proceeds, Liquidation Proceeds or otherwise, the Master Servicer shall promptly deliver to the Trustee for the benefit of the Certificateholders an Officer's Certificate setting forth the reasons for the Master Servicer's determination. Not later than 5:00 P.M., New York time, on the Certificate Account Deposit Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall
(a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

SECTION 4.04.     Allocation of Realized Losses.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the Master Servicer. Realized Losses shall be allocated among the various Classes of Certificates as determined by the Trustee in accordance with the following provisions. All Realized Losses, other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses shall be allocated as follows: first, to the Class B Certificates until the Certificate Principal Balance thereof has been reduced to zero; and second, among all the Class A Certificates as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Mortgage Loans will be allocated among the Class A and Class B Certificates on a pro rata basis, as described below. As used

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

herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, without priority among the various Classes so specified, to each such Class of Certificates on the basis of the then outstanding Certificate Principal Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an interest portion of a Realized Loss. Allocations of Realized Losses which are Default Losses to the Class A Certificates will be made on a pro rata basis, based on their then outstanding Certificate Principal Balances, or the Accrued Certificate Interest thereon, as applicable, between the Class A- 1, Class A-5 and Class A-6 Certificates, on the one hand, and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates, on the other. Any such Realized Losses so allocated to the Class A-1, Class A-5 and Class A-6 Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof or the Accrued Certificate Interest thereon, as appropriate, is reduced to zero and then to the Class A-1 and Class A-5 Certificates on a pro rata basis. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class A Certificate shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred at the close of business on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates, shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.01(b). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. All Realized Losses and all other losses allocated to a Class of Certificates under this Section 4.04 will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

SECTION 4.05.     Information Reports to be Filed by the Master Servicer.

                  The Master Servicer or the Sub-Servicers shall file the information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

SECTION 4.06.     Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under


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Section 4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.




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                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.     The Certificates.

                  The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2 and B. The Certificates will be issuable in registered form only. The Class A Certificates, other than the Class A-5 and Class A-7 Certificates, shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of Class A Certificates may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class B Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class A-5 and Class A-7 Certificates shall be issuable in minimum Notional Amounts of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Notional Amount of such Class. The Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing 20% and integral multiples of 0.01% in excess thereof, provided, however, that one Class R Certificate may be issued to the "tax matters person" pursuant to Article X, in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                  Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.


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

SECTION 5.02.     Registration of Transfer and Exchange of Certificates.

                  The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  No transfer, sale, pledge or other disposition of a Class B or a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B or Class R Certificate is to be made (i) the Depositor may direct the Trustee to require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and
(ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  The Trustee shall require a written Opinion of Counsel from a prospective transferee prior to the transfer of any Class B or Class R Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code. Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-5 hereto substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of


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

any Plan (as defined above). The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

(i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-3) from the proposed Transferee, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
         Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.


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

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass- through interest holder" within the meaning of Temporary Treasury Regulations
         Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-3, a certificate of the holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

(iii) (a) if any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.86OG-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (b) If any purported Transferee shall become a holder of a Class R Certificate in violation of the restrictions in this
         Section 5.02 and to the extent that the retroactive restoration of the rights of the holder of such Class R Certificate as described in clause
         (iii)(a) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the


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

         Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(b) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.86OD-l(b)(5) and 1.860E 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate initial Certificate Principal Balance. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate initial Certificate Principal Balance, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


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

                  All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.     Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.



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                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

SECTION 6.01.     Liability of the Depositor and the Master Servicer.

                  The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein.

SECTION 6.02. Merger, Consolidation or Conversion of the Depositor or the Master Servicer.

                  The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement; and provided further that the Rating Agencies' ratings of the Class A Certificates immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

                  Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise


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

be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

                  Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

SECTION 6.04.     Limitation on Resignation of the Master Servicer.

                  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and upon receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the Master Servicer to be evidenced by an Opinion of Counsel to such effect), where such letter from each Rating Agency and Opinion of Counsel are obtained by the Master Servicer at its expense and delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.



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                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.     Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events:

(i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or


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(vi)     the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance.

                  If the Master Servicer shall fail to make any deposit in the Certificate Account as required by Section 4.01, the Trustee shall give the Master Servicer notice pursuant to clause (i) not later than the Business Day following the Certificate Account Deposit Date. If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or other wise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  [Notwithstanding any termination of the activities of [Name of Master Servicer] in its capacity as Master Servicer hereunder, [Name of Master Servicer] shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating [Name of Master Servicer]'s rights and obligations as Master Servicer hereunder and


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received after such notice, that portion to which [Name of Master Servicer]
would have been entitled pursuant to Sections 3.11 (ii), (iii), (iv), (v) and
(viii) and Section 4. 01 (b)(iii) as well as the portion of its related Servicing Fee in respect thereof, and any other amounts payable to [Name of Master Servicer] hereunder the entitlement to which arose prior to the termination of its activities hereunder.]

SECTION 7.02.     Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses incurred prior to the date of succession pursuant to Section 3.12 and 4.01(e)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any Fannie Mae or Freddie Mac approved mortgage servicing institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession; provided, however, that such succession shall not reduce the ratings of the Certificates below the original ratings thereof.

                  Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder the Insurance Policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Sections 3.13 and 3.18.


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SECTION 7.03.     Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

SECTION 7.04.     Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi); provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.     Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

                  The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

                  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;


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(ii)     The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

SECTION 8.02.     Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 8.01:

                  (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                  (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the


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

Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

SECTION 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 4.01.

SECTION 8.04.     Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.     Payment of Trustee's Fees.

                  The Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee's Fee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or "unanticipated out-of-pocket" expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder all such amounts shall be payable from funds in the Custodial Account as provided in Section 3.11. The provisions of this Section 8.05 shall survive the termination of this Agreement.


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

                  The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any loss, liability or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of its duties hereunder.

SECTION 8.06.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

SECTION 8.07.     Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be


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adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agency in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Depositor may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08.     Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.


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SECTION 8.09.     Merger or Consolidation of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided


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

therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.



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                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.     Termination Upon Repurchase or Liquidation of All Mortgage
                  Loans.

                  Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the related Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer, (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month of repurchase), and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11 (iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

                  The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than ___% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, the certification required by Section 3.16.

                  Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to the


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Trustee and shall be given promptly by the Trustee to the Certificateholders mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deposit in the Custodial Account pursuant to Section 3. 10 on the last day of the related Prepayment Period an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Class A and Class B Certificate, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.01(b); and with respect to each Class R Certificate, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Class A and Class B Certificateholders. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

SECTION 9.02.     Additional Termination Requirements.

(a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the

         Master Servicer obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions" of the Trust Fund as defined in Section 86OF of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i) The Trustee shall establish a 90-day liquidation period and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation (S)1.86OF-1. The Trustee shall satisfy all the requirements of a qualified liquidation under 86OF of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

(ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Master Servicer shall sell all of the assets of the Trust Fund for cash; and

(iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

                                    ARTICLE X

                                REMIC PROVISIONS

SECTION 10.01.    REMIC Administration.

                  (a) The Trustee shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A and Class B Certificates shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 86OG of the Code) other than the Regular Certificates and the Residual Certificates.

                  (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 86OG(a)(9) of the Code.

                  (c) The Trustee shall hold a Class R Certificate representing a 0.01 % Percentage interest of all Class R Certificates and shall be designated as the tax matters person of the Trust Fund in the manner provided under Treasury regulations section 1.86OF-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Trustee, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate, hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute expenses of the Trust Fund and the Trustee shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Trustee's willful misfeasance, bad faith or negligence.

                  (d) Except as provided in Section 4.05, the Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 86OF(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 86OG(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 86OG(a)(3) of the Code and "permitted investments" as defined in Section 86OG(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 86OF(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 86OG(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 86OG(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from the willful misfeasance, bad faith or negligence in performance by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 20_, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

                  (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the Trust Fund other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 86OG(a)(3) of the Code or "permitted investments" as defined in Section 86OG(a)(5) of the Code.

                  Solely for purposes of satisfying Section 1.86OG-1(a)(4)(iii) of the Treasury regulations, and based on certain assumptions described below, the "latest possible maturity date" by which the Certificate Principal Balances of the Certificates representing a regular interest in the Trust Fund would be reduced to zero is __________ 25, 20__, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan as determined assuming that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner, with no delinquencies or losses,
(ii) there are no principal prepayments, and (iii) neither the Seller nor the Master Servicer will repurchase any Mortgage Loans.

SECTION 10.02.    Prohibited Transactions and Activities.

                  Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a


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

Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

SECTION 10.03.    Master Servicer and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of the willful misfeasance, bad faith or negligence by the Trustee with respect to the Trustee's covenants set forth in this Article X.

(b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.    Amendment.

                  This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (a) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel, and (b) such change would not adversely affect the then- current rating of any rated class of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) to modify, eliminate or add to any of the provisions of the Trust Fund (a) to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any Certificateholder, or (b) to restrict the transfer of the Class R Certificates, provided that the Depositor has determined that the then- current ratings of the Class A Certificates will not be adversely affected, as evidenced by a letter from each Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the Class R Certificates to a non-Permitted Transferee, (v) to make any other provisions with respect to matters or questions arising this Agreement which are not materially inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights allocated to each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding. Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 11.02.    Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 11.03.    Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.    Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.    Notices.

                  All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, ________________________, ______________________________,
Attention: ____________________, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Depositor,
(b) in the case of the Trustee _____________________, Attention:
_______________________________, or such other address as may hereafter be furnished to the Master Servicer and the Depositor in writing by the

Trustee and (c) in the case of the Master Servicer, [Name of Master Servicer] ________________________, ____________________________________, Attention:
__________________________ or such other address as may hereafter be furnished to the Depositor and the Trustee in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.06.    Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.07.    Successors and Assigns; Third Party Beneficiary.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders. The parties hereto agree that the Seller is the intended third party beneficiary of Sections 3.07, 3.10 and 3.22 hereof, and that the Seller may enforce such provisions to the same extent as if the Seller were a party to this Agreement.

SECTION 11.08.    Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 11.09.    Notice to Rating Agencies and Certificateholder.

                  The Trustee shall use its best efforts to promptly provide notice to the Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

                  5. The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

                  In addition, the Trustee shall promptly furnish to the Rating Agency copies of the following:

                  1. Each report to Certificateholders described in Section
4.02;

                  2. Each annual independent public accountants' servicing report received as described in Section 3.20; and

                  3. Each Master Servicer compliance report received as described in Section 3.19.

                  Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to
(i) in the case of [_________________________] Attention: ______________ the
case of [____________________________________________________] or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                        MORTGAGEIT SECURITIES CORP.,
                                        Depositor


                                        By:
                                           ---------------------------------



                                        [NAME OF MASTER SERVICER],
                                        Master Servicer


                                        By:
                                           ---------------------------------



                                        [NAME OF TRUSTEE],
                                        Trustee


                                        By:
                                           ---------------------------------

                                   EXHIBIT A-1

                         FORM OF CLASS [A-_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


                                     A-1-1

Certificate No.__                     _____% Pass-Through Rate
Class A-____
Date of Pooling and Servicing         Percentage Interest:____%
Agreement and Cut-off Date:
_____________ 1, 20__
First Distribution Date:              Aggregate Initial [Certificate Principal
_____________, 20__                   Balance] [Notional Amount] of the Class
                                      A-__ Certificates: $________________
Master Servicer:                      Initial [Certificate Principal
[Name of Master Servicer]             Balance] [Notional Amount] of this
                                      Certificate: $_______________
Assumed Final                         CUSIP:__________
Distribution Date:
__________ 25, 20__


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_

           evidencing a percentage interest in the distributions allocable to the Class A- ___ Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four-family fixed-rate first lien mortgage loans formed and sold by MORTGAGEIT SECURITIES CORP.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in MortgageIT Securities Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-____ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by MortgageIT Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was


                                      A-1-2
created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and [Name of Trustee], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-____Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [distributions allocable to principal and] any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.


                                     A-1-3

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                     A-1-4

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:   __________ __, 200_                   [NAME OF TRUSTEE],
                                                        as Trustee

                                               By:
                                                   ----------------------------
                                               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.


                                               [NAME OF TRUSTEE],
                                               as Trustee

                                               By:
                                                   ----------------------------
                                               Authorized Signatory


                                     A-1-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________
________________________________________________________________________________


Dated: ________________
                                           -------------------------------------
                                           Signature by or on behalf of assignor



                                           -------------------------------------
                                           Signature Guaranteed


                                     A-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________, as its agent.



                                     A-1-8

                                   EXHIBIT A-2

                         FORM OF CLASS B-_ CERTIFICATES


         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE [CLASS M CERTIFICATES] [THE CLASS B-1 CERTIFICATES] [AND THE CLASS B-2 CERTIFICATES], AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(D) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


                                     A-2-1

Certificate No. 1                     _______% Pass-Through Rate
Class [B-_]                           Aggregate Initial [Certificate Principal
                                      Balance] [Notional Amount] of the
                                      Class [B-_] Certificates:
                                      $___________________
Date of Pooling and Servicing         Initial [Certificate Principal Balance]
Agreement and Cut-off Date:           [Notional Amount]
_____________ 1, 200_                 of this Certificate ("Denomination"):
                                      $___________________
First Distribution Date:
_____________, 200_
Master Servicer:                      CUSIP:
[Name of Master Servicer]
Assumed Final Distribution Date:      Percentage Interest of this Certificate:
_____________, 20__                   100.00%

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 200_-_

         evidencing percentage interest in the distributions allocable to the Class [B-_] Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four- family fixed-rate first lien mortgage loans formed and sold by MORTGAGEIT SECURITIES CORP.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in MortgageIT Securities Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other or obligation secured by or payable from payments on the Certificates.

         This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class [B-_] Certificates, both as specified above), in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by MortgageIT Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the


                                     A-2-2

Master Servicer and [Name of Trustee], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-_] Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [the distributions allocable to principal and] any Realized Losses allocable hereto.

         No transfer of this Class [B-_] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee and transferor shall execute a representation letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee with respect to the


                                     A-2-3
permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class [B-_] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.


                                     A-2-4

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.


                                     A-2-5

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-2-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:   ___________ __, 200_                  [NAME OF TRUSTEE],
                                               as Trustee

                                               By:
                                                   -----------------------------
                                               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B-_] Certificates referred to in the within-mentioned Agreement.


                                               [NAME OF TRUSTEE],
                                               as Trustee

                                               By:
                                                   -----------------------------
                                               Authorized Signatory



                                     A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________
________________________________________________________________________________


Dated: _______________

                                           -------------------------------------
                                           Signature by or on behalf of assignor


                                     A-2-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________, as its agent.



                                     A-2-9

                                    EXHIBIT B
                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN ONE OR MORE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE

REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE, EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1                     _______% Pass-Through Rate
Class R Senior
Date of Pooling and, Servicing        Percentage Interest:  100.00%
Agreement and Cut-off Date:
______________ 1, 200_
First Distribution Date:              Aggregate Initial [Certificate Principal
______________, 200_                  Balance] [Notional Amount] of the
                                      Class R Certificates:
                                      $_________________

Master Servicer:                      Initial [Certificate Principal Balance]
[Name of Master Servicer]             [Notional Amount] of this
                                      Class R Certificates:
                                      $_________________

Assumed Final Distribution Date:      CUSIP:
______________, 20__

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 20_-_

         evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans formed and sold by MORTGAGEIT SECURITIES CORP.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in MortgageIT Securities Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate stated above in certain distributions with respect to a Trust Fund, consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by MortgageIT Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and [Name of Trustee], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [distributions allocable to principal] and any Realized Losses allocable hereto. Notwithstanding the reduction of the [Certificate Principal Balance] [Notional Amount] hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         In connection with any transfer of this Certificate, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an, assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein, set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:   _________ __, 200_                    [NAME OF TRUSTEE],
                                               as Trustee

                                               By:
                                                   -----------------------------
                                               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                                               [NAME OF TRUSTEE],
                                               as Trustee

                                               By:
                                                   -----------------------------
                                               Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ______________________________________________________
________________________________________________________________________________


Dated: ________________
                                           -------------------------------------
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                      __________ __, 200_

[Name of Master Servicer]
__________________________
__________________________

         Re: Pooling and Servicing Agreement, dated as of __________ 1, 200_ among MortgageIT Securities Corp., [Name of Master Servicer], and [Name of Trustee], Mortgage Pass-Through Certificates Series 200_-_
                  ---------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) base on examination by it, and only as to such documents, the information set forth in items (i), (ii), (iii) (iv) of the definition or description of "Mortgage Loan Schedule" is correct.

         The trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                               [NAME OF TRUSTEE]



                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT D

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                                        __________ __, 200_

[Name of Master Servicer]
__________________________
__________________________

         Re: Pooling and Servicing Agreement, dated as of __________ 1, 200_ among MortgageIT Securities Corp., [Name of Master Servicer], and [Name of Trustee], Mortgage Pass-Through Certificates Series 200_-_
                  ----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section
2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in, the above-captioned Pooling and Servicing Agreement.

                                               [NAME OF TRUSTEE]

                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

                             (Provided Upon Request)

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE
                                  (for Trustee)

Loan Information

                  Name of Mortgagor:
                                           -------------------------------

                  Master Servicer
                  Loan No.:
                                           -------------------------------

Trustee

                  Name:
                                           -------------------------------

                  Address:
                                           -------------------------------


                  Trustee
                  Mortgage File No.:
                                           -------------------------------



Request for Requesting Documents (check one):

1.       Mortgage Loan Liquidated.
                  (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.       Mortgage Loan in Foreclosure.

3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.
                  (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)


                                     F-1-1

5.       Other (explain).

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

                  The undersigned Master Servicer hereby acknowledges that it has received from the Trustee for the Holders of MortgageIT Securities Corp., Mortgage Pass-Through Certificates, Series 200_-_, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of __________ 1, 200_ (the "Pooling and Servicing Agreement"), among MortgageIT Securities Corp., [Name of Master Servicer] and the Trustee.

( ) Promissory Note dated _________________, 200_, in the original principal sum of $__________, made by __________________, payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _________________________ as instrument no.
         ___________ in the County Recorders Office of the County of
         ______________________, State of _____________________ in
         book/reel/docket of official records at page/image _______________.

( ) Deed of Trust recorded on ____________________ as instrument no._____________ in the County Recorder's Office of the County of ______________________, State of _____________________in
         book/reel/docket __________________ of official records at page/image
         ________________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         _______________ as instrument no. ______________ in the County
         Recorder's Office of the County of ________________, State of ___________________ in book/reel/docket ____________ of official records at page/image ___________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

                  ( ) ________________________________________

                  ( ) ________________________________________

                  ( ) ________________________________________


                                     F-1-2

                  ( ) ________________________________________

                  The undersigned Master Servicer hereby acknowledges and agrees as follows:

                           (1) The Master Servicer shall hold and retain
                  possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                           (2) The Master Servicer shall not cause or knowingly
                  permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                           (3) The Master Servicer shall return each and every
                  Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

                           (4) The Documents and any proceeds thereof, including
                  any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                               [NAME OF MASTER SERVICER]

                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------


Date: _________________, 200_



                                     F-1-3

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICER'S CERTIFICATE AND TRUST RECEIPT
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 200_-_

_____________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN OFFICER
OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER: _________________BORROWER'S NAME: _________________________________

COUNTY: _________________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


_________ ____________                         DATED: ________________________

//       VICE PRESIDENT

//       ASSISTANT VICE PRESIDENT



                                     F-2-1

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                 ___________,200__

MortgageIT Securities Corp.
[Address]


[Name of Trustee]
______________________
______________________

Attention: MortgageIT Securities Corp., Series 200_-_

         Re:      MortgageIT Securities Corp.,
                  Mortgage Pass-Through Certificates, Series 200_-_, Class __
                  -----------------------------------------------------------

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
______________ (the "Seller") $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of _________ 1, 200_ among MortgageIT Securities Corp., as depositor (the "Depositor"), [Name of Master Servicer], as master servicer and [Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in


                                     G-1-1
         connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                  4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _________ __, 200_, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities


                                     G-1-2
         law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                               Very truly yours,


                                               ---------------------------------
                                               (Purchaser)

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------


                                     G-1-3

                                   EXHIBIT G-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ______________,200___

MortgageIT Securities Corp.
[Address]


[Name of Trustee]
___________________
___________________

Attention: MortgageIT Securities Corp., Series 200_-_

         Re:      MortgageIT Securities Corp.,
                  Mortgage Pass-Through Certificates, Series 200_-_, Class __
                  -----------------------------------------------------------

Ladies and Gentlemen:

         In connection with the sale by ___________ (the "Seller") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________ 1, 200_ among MortgageIT Securities Corp., as depositor (the "Depositor"), [Name of Master Servicer], as master servicer and [Name of Trustee], as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, a covenants with, the Depositor and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                     G-2-1

                                               Very truly yours,


                                               ---------------------------------
                                               (Seller)

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------


                                     G-2-2

                                   EXHIBIT G-3
                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT



STATE OF          )
                  ) :ss.:
COUNTY OF         )

         ___________________, being first duly sworn, deposes, represents and warrants:

         1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], (the "Owner"), (record or beneficial owner of the Class R Certificates (the "Class R Certificates") on behalf of which he/she makes this affidavit and agreement). This Class R Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of _________ 1, 200_ among MortgageIT Securities Corp., as depositor, [Name of Master Servicer], as master servicer (the "Master Servicer"), and [Name of Trustee], as trustee (the "Trustee").

         2. That the Owner (i) is not and will not be a "disqualified organization" as of _____________ [date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and
(iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for Freddie Mac, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated


                                     G-3-1
pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8. The Owner's Taxpayer Identification Number is _____________________.

         9. This affidavit and agreement relates only to the Class R Certificates held by the owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

         10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.


                                     G-3-2

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         14. (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

                  (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.



                                     G-3-3

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ___________,
_____.


                                                        [NAME OF OWNER]


                                               By:
                                                   -----------------------------
                                                        [Name of Officer]
                                                        [Title of Officer]

[Corporate Seal]

ATTEST:


--------------------------
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that such person executed the same as such person's free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ___________, 200__.


                                              ----------------------------------
                                                       NOTARY PUBLIC

                                              COUNTY OF_______________________
                                              STATE OF________________________
                                              My Commission expires the ____ day
                                              of __________ ,200__.

                                   EXHIBIT G-4

                         FORM OF TRANSFEROR CERTIFICATE

______________, 200__

MortgageIT Securities Corp.
[Address]


[Name of Trustee]
_______________________
_______________________


Attention: MortgageIT Securities Corp., Series 200_-_

                  Re:      MortgageIT Securities Corp.,
                           Mortgage Pass-Through Certificates,
                           Series 200_-_, Class R
                           -----------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the sale by __________________________ (the "Seller") to ___________________________________
(the "Purchaser") of a ____% Percentage Interest in the Mortgage Pass-Through Certificates, Series 200_-_, Class R (the "Certificates"), issued pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of _________ 1, 200_, among MortgageIT Securities Corp., as depositor (the "Depositor"), [Name of Master Servicer], as master servicer and [Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-3. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as


                                     G-4-1
they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.


                                               Very truly yours,


                                               --------------------------------
                                               (Seller)

                                               By:
                                                   ----------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------


                                     G-4-2

                                   EXHIBIT G-5
                     FORM OF INVESTOR REPRESENTATION LETTER
                             FOR INSURANCE COMPANIES



                                     G-5-1

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                             (Provided Upon Request)

                                    EXHIBIT I

                          SELLER'S WARRANTY CERTIFICATE

                                    EXHIBIT J

                        FORM OF NOTICE UNDER SECTION 3.24
                       OF POOLING AND SERVICING AGREEMENT


                                              ___________ __, 200_


[NAME OF TRUSTEE]
_______________________
_______________________

                  Re:      MortgageIT Securities Corp.,
                           Mortgage Pass-Through Certificates,
                           Series 200_-_
                           -----------------------------------

                  Pursuant to Section 3.25 of the Pooling and Servicing Agreement, dated as of _________ 1, 200_, relating to the Certificates referenced above, the undersigned does hereby notify you that:

                  (a) The prepayment assumption used in pricing the Certificates with respect to the Mortgage Loans in Series 200_-_ consisted of a Prepayment Assumption (the "Prepayment Assumption") of ___% per annum.

                  (b) With respect to each Class of Certificates comprising the captioned series, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance or Notional Amount of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance or Notional Amount of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates, (iii) if less than 10% of the aggregate Certificate Principal Balance or Notional Amount of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by [Name of Underwriter] (the "Underwriter"), expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of [______], 20[__]; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriter for all the Certificates purchased by it; and (5) for each

Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Certificate Principal Balance or Notional Amount of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the seller:

Series 200_-_
Class A:          ____%
Class B:          ____%
Class R:          ____%


         The prices and values set forth above do not include accrued interest with respect to periods before the closing.


                                               MORTGAGEIT SECURITIES CORP.

                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:

                                   EXHIBIT K-1


                      FORM OF CERTIFICATION TO BE PROVIDED
                         BY THE DEPOSITOR WITH FORM 10-K

                  I, [_____], certify that:

                  l. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of MortgageIT Securities Corp., Series 200_-_

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

                  4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

                  5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

                  In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [NAME OF SERVICER] and [NAME OF TRUSTEE]

Date: [__], 200__

                                               MORTGAGEIT SECURITIES CORP.



                                               By:______________________________
                                               Name:
                                               Title:

                                   EXHIBIT K-2


                           FORM OF CERTIFICATION TO BE
                      PROVIDED TO DEPOSITOR BY THE TRUSTEE

         Re: MortgageIT Securities Corp., Series 200_-_ (the "Trust") Mortgage Pass-Through Certificates, Series 200_-___
                  --------------------------------------------------------

                  I, [identify the certifying individual], a [title] of [NAME OF TRUSTEE], as Trustee of the Trust, hereby certify to MortgageIT Securities Corp. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

                  2. Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated _________ ___, 200_ (the "Pooling and Servicing Agreement"), among the Depositor as depositor, [NAME OF SERVICER], as servicer and [NAME OF TRUSTEE] as trustee.


                                               [NAME OF TRUSTEE], as Trustee



                                               By:______________________________
                                               Name:
                                               Title:
                                               Date:

                                   EXHIBIT K-3

                           FORM OF CERTIFICATION TO BE
                      PROVIDED TO DEPOSITOR BY THE SERVICER

         Re: MortgageIT Securities Corp., Series 200_-__ (the "Trust"), Mortgage Pass-Through Certificates, Series 200_-___

                  I, [identify the certifying individual], certify that:

                  l. I have reviewed the information required to be provided to the Trustee by the Servicer pursuant to the Pooling and Servicing Agreement (the "Servicing Information");

                  2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the Servicing Information required to be provided to the Trustee by the Servicer has been provided as required under the Pooling and Servicing Agreement;

                  4. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed by written notice to the Trustee or in the annual compliance statement or certified public accountant's report required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement (which has been so delivered to the Trustee), the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under the Pooling and Servicing Agreement; and

                  5. The Servicer has disclosed to its certified public accountants and the Depositor all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated _________ ___, 200_ (the "Pooling and Servicing Agreement"), among the Depositor as depositor, [NAME OF SERVICER], as servicer and [NAME OF TRUSTEE] as trustee.

                                              [SERVICER]



                                               By:____________________________
                                               Name:
                                               Title:
                                               Date:

                                    EXHIBIT L

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

KEY:
X - obligation

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

--------------------- ------------------------- ------------- ----------- ------------- ------------ --------- -------- ---------
                                                               MASTER      SECURITIES                 PAYING
REG AB REFERENCE      SERVICING CRITERIA         SERVICERS     SERVICER   ADMINISTRATOR   CUSTODIAN    AGENT   TRUSTEE   NOTES
--------------------- ------------------------- ------------- ----------- ------------- ------------ --------- -------- ---------

------------------ -------------------------------------------------- -----------------------------------------------------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ -------------------------------------------------- -----------------------------------------------------------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(1)(i)         Policies and  procedures are       X           X           X                                X-1    1 -
                      instituted  to  monitor  any                                                                       ATTEST
                      performance     or     other                                                                       TO
                      triggers   and   events   of                                                                       KNOWLEDGE
                      default in  accordance  with                                                                       BUT
                      the transaction agreements.                                                                        NOT TO
                                                                                                                         PROCESS

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(1)(ii)        If  any  material  servicing       X           X
                      activities   are  outsourced
                      to third  parties,  policies
                      and      procedures      are
                      instituted  to  monitor  the
                      third  party's   performance
                      and  compliance   with  such
                      servicing activities.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Any   requirements   in  the                                                                       NA
                      transaction   agreements  to
                      maintain a back-up  servicer
                      for  the  Pool   Assets  are
1122(d)(1)(iii)       maintained.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(1)(iv)        A  fidelity  bond and errors       X           X
                      and  omissions  policy is in
                      effect    on    the    party
                      participating     in     the
                      servicing           function
                      throughout   the   reporting
                      period  in  the   amount  of
                      coverage   required  by  and
                      otherwise   in    accordance
                      with   the   terms   of  the
                      transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      CASH      COLLECTION     AND
                      ADMINISTRATION
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(2)(i)         Payments  on pool assets are       X           X           X                       X
                      deposited      into      the
                      appropriate  custodial  bank
                      accounts  and  related  bank
                      clearing  accounts  no  more
                      than   two   business   days
                      following  receipt,  or such
                      other    number    of   days
                      specified       in       the
                      transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Disbursements  made via wire       X           X           X                       X
                      transfer  on  behalf  of  an
                      obligor  or to  an  investor
                      are made only by  authorized
1122(d)(2)(ii)        personnel.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Advances    of    funds   or       X           X                                             X
                      guarantees         regarding
                      collections,  cash  flows or
                      distributions,    and    any
                      interest   or   other   fees
                      charged  for such  advances,
                      are   made,   reviewed   and
                      approved  as   specified  in
1122(d)(2)(iii)       the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      The  related   accounts  for       X           X           X                       X
                      the  transaction,   such  as
                      cash  reserve   accounts  or
                      accounts  established  as  a
                      form         of         over
                      collateralization,       are
                      separately        maintained
                      (e.g.,   with   respect   to
                      commingling  of cash) as set
                      forth  in  the   transaction
1122(d)(2)(iv)        agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Each  custodial  account  is       X           X           X                                 X
                      maintained  at  a  federally
                      insured           depository
                      institution  as set forth in
                      the transaction  agreements.
                      For    purposes    of   this
                      criterion,        "federally
                      insured           depository
                      institution"   with  respect
                      to   a   foreign   financial
                      institution  means a foreign
                      financial  institution  that
                      meets  the  requirements  of
                      Rule   13k-1(b)(1)   of  the
1122(d)(2)(v)         Securities Exchange Act.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Unissued      checks     are       X
                      safeguarded    so    as   to
                      prevent         unauthorized
1122(d)(2)(vi)        access.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(2)(vii)       Reconciliations          are       X           X           X                       X
                      prepared on a monthly  basis
                      for     all     asset-backed
                      securities    related   bank
                      accounts,          including
                      custodial    accounts    and
                      related    bank     clearing
                      accounts.              These
                      reconciliations    are   (A)
                      mathematically     accurate;
                      (B)   prepared   within   30
                      calendar   days   after  the
                      bank statement  cutoff date,
                      or  such  other   number  of
                      days    specified   in   the
                      transaction agreements;  (C)
                      reviewed   and  approved  by
                      someone   other   than   the
                      person  who   prepared   the
                      reconciliation;    and   (D)
                      contain   explanations   for
                      reconciling   items.   These
                      reconciling     items    are
                      resolved  within 90 calendar
                      days   of   their   original
                      identification,    or   such
                      other    number    of   days
                      specified       in       the
                      transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      INVESTOR   REMITTANCES   AND
                      REPORTING
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(3)(i)         Reports    to     investors,       X           X           X
                      including  those to be filed
                      with  the  Commission,   are
                      maintained   in   accordance
                      with     the     transaction
                      agreements   and  applicable
                      Commission     requirements.
                      Specifically,  such  reports
                      (A)    are    prepared    in
                      accordance  with  timeframes
                      and  other  terms  set forth
                      in      the      transaction
                      agreements;    (B)   provide
                      information   calculated  in
                      accordance  with  the  terms
                      specified       in       the
                      transaction agreements;  (C)
                      are    filed     with    the
                      Commission  as  required  by
                      its rules  and  regulations;
                      and    (D)    agree     with
                      investors'  or the trustee's
                      records   as  to  the  total
                      unpaid   principal   balance
                      and  number  of Pool  Assets
                      serviced by the Servicer.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Amounts  due  to   investors       X           X           X                       X
                      are  allocated  and remitted
                      in      accordance      with
                      timeframes,     distribution
                      priority   and  other  terms
                      set     forth     in     the
1122(d)(3)(ii)        transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Disbursements   made  to  an       X           X           X                       X
                      investor  are posted  within
                      two  business  days  to  the
                      Servicer's          investor
                      records,   or   such   other
                      number of days  specified in
1122(d)(3)(iii)       the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(3)(iv)        Amounts      remitted     to       X           X           X                       X
                      investors  per the  investor
                      reports      agree      with
                      cancelled  checks,  or other
                      form    of    payment,    or
                      custodial bank statements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      POOL ASSET ADMINISTRATION
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(i)         Collateral  or  security  on       X                                    X
                      pool  assets  is  maintained
                      as     required    by    the
                      transaction   agreements  or
                      related      pool      asset
                      documents.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(ii)        Pool   assets  and   related       X                                    X
                      documents  are   safeguarded
                      as     required    by    the
                      transaction agreements
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(iii)       Any  additions,  removals or       X           X
                      substitutions  to the  asset
                      pool are made,  reviewed and
                      approved in accordance  with
                      any       conditions      or
                      requirements      in     the
                      transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(iv)        Payments  on  pool   assets,       X
                      including any payoffs,  made
                      in   accordance   with   the
                      related      pool      asset
                      documents  are posted to the
                      Servicer's  obligor  records
                      maintained  no more than two
                      business      days     after
                      receipt,   or   such   other
                      number of days  specified in
                      the transaction  agreements,
                      and  allocated to principal,
                      interest   or  other   items
                      (e.g.,       escrow)      in
                      accordance  with the related
                      pool asset documents.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      The    Servicer's    records       X
                      regarding  the  pool  assets
                      agree  with  the  Servicer's
                      records  with  respect to an
                      obligor's  unpaid  principal
1122(d)(4)(v)         balance.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Changes  with respect to the       X
                      terms   or   status   of  an
                      obligor's     pool    assets
                      (e.g.,  loan   modifications
                      or   re-agings)   are  made,
                      reviewed   and  approved  by
                      authorized    personnel   in
                      accordance      with     the
                      transaction  agreements  and
                      related      pool      asset
1122(d)(4)(vi)        documents.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Loss  mitigation or recovery       X
                      actions  (e.g.,  forbearance
                      plans,   modifications   and
                      deeds     in     lieu     of
                      foreclosure,    foreclosures
                      and    repossessions,     as
                      applicable)  are  initiated,
                      conducted  and  concluded in
                      accordance      with     the
                      timeframes      or     other
                      requirements  established by
1122(d)(4)(vii)       the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(viii)      Records          documenting       X
                      collection    efforts    are
                      maintained     during    the
                      period   a  pool   asset  is
                      delinquent   in   accordance
                      with     the     transaction
                      agreements.   Such   records
                      are  maintained  on at least
                      a  monthly  basis,  or  such
                      other  period  specified  in
                      the transaction  agreements,
                      and  describe  the  entity's
                      activities   in   monitoring
                      delinquent    pool    assets
                      including,    for   example,
                      phone  calls,   letters  and
                      payment  rescheduling  plans
                      in cases  where  delinquency
                      is deemed  temporary  (e.g.,
                      illness or unemployment).
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(ix)        Adjustments    to   interest       X
                      rates  or  rates  of  return
                      for   pool    assets    with
                      variable  rates are computed
                      based  on the  related  pool
                      asset documents.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
1122(d)(4)(x)         Regarding  any funds held in       X
                      trust for an  obligor  (such
                      as  escrow  accounts):   (A)
                      such funds are analyzed,  in
                      accordance      with     the
                      obligor's     pool     asset
                      documents,  on at  least  an
                      annual basis,  or such other
                      period   specified   in  the
                      transaction agreements;  (B)
                      interest  on such  funds  is
                      paid,   or   credited,    to
                      obligors in accordance  with
                      applicable     pool    asset
                      documents  and  state  laws;
                      and  (C)  such   funds   are
                      returned   to  the   obligor
                      within 30  calendar  days of
                      full    repayment   of   the
                      related  pool   assets,   or
                      such  other  number  of days
                      specified       in       the
                      transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Payments  made on  behalf of       X
                      an  obligor  (such as tax or
                      insurance    payments)   are
                      made   on  or   before   the
                      related      penalty      or
                      expiration     dates,     as
                      indicated       on       the
                      appropriate     bills     or
                      notices  for such  payments,
                      provided  that such  support
                      has  been  received  by  the
                      servicer    at    least   30
                      calendar   days   prior   to
                      these  dates,  or such other
                      number of days  specified in
1122(d)(4)(xi)        the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Any late  payment  penalties       X
                      in   connection   with   any
                      payment   to  be   made   on
                      behalf  of  an  obligor  are
                      paid  from  the   Servicer's
                      funds  and  not  charged  to
                      the   obligor,   unless  the
                      late  payment was due to the
                      obligor's      error      or
1122(d)(4)(xii)       omission.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Disbursements     made    on       X
                      behalf  of  an  obligor  are
                      posted  within two  business
                      days   to   the    obligor's
                      records  maintained  by  the
                      servicer,   or  such   other
                      number of days  specified in
1122(d)(4)(xiii)      the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Delinquencies,   charge-offs       X           X           X
                      and  uncollectible  accounts
                      are  recognized and recorded
                      in   accordance   with   the
1122(d)(4)(xiv)       transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------
                      Any external  enhancement or                               X                                 X
                      other  support,   identified
                      in Item  1114(a)(1)  through
                      (3)   or   Item    1115   of
                      Regulation       AB,      is
                      maintained  as set  forth in
1122(d)(4)(xv)        the transaction agreements.
--------------------- ----------------------------- ------------ ----------- ---------- ------------ ---------- -------- --------

                                    EXHIBIT M

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.16 of the Pooling and Servicing Agreement. The trustee in this transaction is responsible for all of the securities administrator functions.

Under Item 1 of Form 10-D: a) items marked "monthly statements to certificateholders" are required to be included in the periodic Distribution Date statement under Section 5.06 of the Pooling and Servicing Agreement, provided by the Trustee based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the monthly statements to certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items of Form 8-K and Form 10-K set forth in this exhibit shall be sent to the Trustee and the Depositor.

----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                                                           MASTER
   FORM       ITEM              DESCRIPTION               SERVICER        TRUSTEE        CUSTODIAN       DEPOSITOR        SPONSOR
----------- -------------------------------------------------------------------------- --------------- --------------- -------------
10-D        Must  be  filed  within  15  days  of  the  distribution  date  for  the asset-backed securities.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------

            1         DISTRIBUTION AND POOL
                      PERFORMANCE INFORMATION
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      ITEM 1121(A) - DISTRIBUTION  AND
                      POOL PERFORMANCE INFORMATION
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (1)   Any   applicable    record                 X
                      dates,       accrual      dates,
                      determination      dates     for
                      calculating   distributions  and                 (MONTHLY
                      actual  distribution  dates  for                 STATEMENTS  TO
                      the distribution period.                         CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (2) Cash flows  received and the                 X
                      sources        thereof       for
                      distributions,      fees     and                 (MONTHLY
                      expenses.                                        STATEMENTS  TO
                                                                       CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (3)   Calculated   amounts   and                 X
                      distribution   of  the  flow  of
                      funds  for the  period  itemized                 (MONTHLY
                      by   type   and    priority   of                 STATEMENTS  TO
                      payment, including:                              CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                               (i)  Fees  or  expenses                 X
                                                                       -
                      accrued   and   paid,   with  an
                      identification  of  the  general                 (MONTHLY
                      purpose  of  such  fees  and the                 STATEMENTS  TO
                      party  receiving  such  fees  or                 CERTIFICATEHOLDERS)
                      expenses.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                               (ii)  Payments  accrued                 X
                                                                       -
                      or   paid   with    respect   to
                      enhancement   or  other  support                 (MONTHLY
                      identified   in  Item   1114  of                 STATEMENTS  TO
                      Regulation     AB    (such    as                 CERTIFICATEHOLDERS)
                      insurance   premiums   or  other
                      enhancement  maintenance  fees),
                      with  an  identification  of the
                      general    purpose    of    such
                      payments     and    the    party
                      receiving such payments.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                               (iii)        Principal,                 X
                                                                       -
                      interest        and        other
                      distributions  accrued  and paid                 (MONTHLY
                      on the  asset-backed  securities                 STATEMENTS  TO
                      by type and by  class or  series                 CERTIFICATEHOLDERS)
                      and any  principal  or  interest
                      shortfalls or carryovers.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                               (iv)  The   amount   of                 X
                      excess   cash   flow  or  excess
                      spread  and the  disposition  of                 (MONTHLY
                      excess cash flow.                                STATEMENTS  TO
                                                                       CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (4)    Beginning    and   ending                 X
                      principal    balances   of   the
                      asset-backed securities.                         (MONTHLY
                                                                       STATEMENTS  TO
                                                                       CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (5)  Interest  rates  applicable                 X
                                                                       -
                      to  the  pool   assets  and  the
                      asset-backed   securities,    as                 (MONTHLY
                      applicable.  Consider  providing                 STATEMENTS  TO
                      interest  rate  information  for                 CERTIFICATEHOLDERS)
                      pool   assets   in   appropriate
                      distributional     groups     or
                      incremental ranges.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (6)    Beginning    and   ending                 X
                      balances     of      transaction
                      accounts,    such   as   reserve                 (MONTHLY
                      accounts,  and material  account                 STATEMENTS  TO
                      activity during the period.                      CERTIFICATEHOLDERS)
                                                                       (ONLY     WITH
                                                                       RESPECT     TO
                                                                       THE    RESERVE
                                                                       ACCOUNTS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (7)  Any  amounts  drawn  on any                 X
                                                                       -
                      credit   enhancement   or  other
                      support  identified in Item 1114                 (MONTHLY
                      of     Regulation     AB,     as                 STATEMENTS  TO
                      applicable,  and the  amount  of                 CERTIFICATEHOLDERS)
                      coverage   remaining  under  any
                      such  enhancement,  if known and
                      applicable.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (8)  Number  and  amount of pool                 X                               Updated pool
                                                                       -
                      assets  at  the   beginning  and                                                 composition
                      ending  of  each   period,   and                 (MONTHLY                        information
                      updated     pool     composition                 STATEMENTS  TO                  fields to be
                      information,  such  as  weighted                 CERTIFICATEHOLDERS)             as specified
                      average     coupon,     weighted                                                 by Depositor
                      average   remaining  term,  pool                                                 from time to
                      factors and prepayment amounts.                                                  time
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (9)    Delinquency    and   loss                 X
                      information for the period.
                                                                       (MONTHLY
                                                                       STATEMENTS  TO
                                                                       CERTIFICATEHOLDERS)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      In   addition,    describe   any  X
                      material    changes    to    the
                      information  specified  in  Item
                      1100(b)(5)   of   Regulation  AB
                      regarding   the   pool   assets.
                      (methodology)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (10)  Information on the amount,                 X
                                                                       -
                      terms  and  general  purpose  of
                      any advances  made or reimbursed                 (MONTHLY
                      during  the  period,   including                 STATEMENTS  TO
                      the   general   use   of   funds                 CERTIFICATEHOLDERS)
                      advanced and the general  source
                      of funds for reimbursements.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (11)        Any         material                 X
                                                                       -
                      modifications,   extensions   or
                      waivers  to  pool  asset  terms,                 (MONTHLY
                      fees,   penalties   or  payments                 STATEMENTS  TO
                      during the  distribution  period                 CERTIFICATEHOLDERS)
                      or   that   have    cumulatively
                      become material over time.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (12)  Material  breaches of pool  X              X                               X
                      asset     representations     or
                      warranties    or     transaction                 (IF AGREED
                      covenants.                                       UPON BY THE
                                                                       PARTIES)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (13)   Information   on   ratio,                 X
                      coverage  or  other  tests  used
                      for    determining   any   early                 (MONTHLY
                      amortization,   liquidation   or                 STATEMENTS  TO
                      other  performance  trigger  and                 CERTIFICATEHOLDERS)
                      whether the trigger was met.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      (14)  Information  regarding any                                                 X
                      new  issuance  of   asset-backed
                      securities  backed  by the  same
                      asset pool,
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            information  regarding any  X              X                               X
                                                        -              -                               -
                            pool asset changes  (other
                            than in connection  with a
                            pool   asset    converting
                            into  cash  in  accordance
                            with its  terms),  such as
                            additions  or  removals in
                            connection      with     a
                            prefunding   or  revolving
                            period   and  pool   asset
                            substitutions          and
                            repurchases  (and purchase
                            rates,   if   applicable),
                            and cash  flows  available
                            for   future    purchases,
                            such  as the  balances  of
                            any      prefunding     or
                            revolving   accounts,   if
                            applicable.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Disclose    any   material                                                 X               X
                                                                                                       -               -
                            changes       in       the
                            solicitation,
                            credit-granting,
                            underwriting,
                            origination,   acquisition
                            or     pool      selection
                            criteria  or   procedures,
                            as  applicable,   used  to
                            originate,    acquire   or
                            select    the   new   pool
                            assets.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      ITEM  1121(B) -  PRE-FUNDING  OR                                                 X
                                                                                                       -
                      REVOLVING PERIOD INFORMATION

                      Updated  pool   information   as
                      required under Item 1121(b).
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            2         LEGAL PROCEEDINGS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Item  1117 -  Legal  proceedings
                      pending  against  the  following
                      entities,  or  their  respective
                      property,  that is  material  to
                      Certificateholders,    including
                      proceedings    known    to    be
                      contemplated   by   governmental
                      authorities:
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Sponsor (Seller)                                                                                 X
                                                                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Depositor                                                                        X
                                                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Trustee                                          X
                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Issuing entity                                                                   X
                                                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Master   Servicer,    affiliated  X
                                                        -
                      Servicer,     other     Servicer
                      servicing  20% or  more  of pool
                      assets at time of report,  other
                      material servicers
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Originator  of  20% or  more  of                                                 X
                                                                                                       -
                      pool  assets  as of the  Cut-off
                      Date
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Custodian                                                        X
                                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            3         SALES OF  SECURITIES  AND USE OF
                      PROCEEDS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      INFORMATION  FROM  ITEM  2(A) OF                                                 X
                      PART II OF FORM 10-Q:

                      With  respect  to  any  sale  of
                      securities   by   the   sponsor,
                      depositor  or  issuing   entity,
                      that  are  backed  by  the  same
                      asset  pool  or  are   otherwise
                      issued  by the  issuing  entity,
                      whether   or   not   registered,
                      provide  the  sales  and  use of
                      proceeds   information  in  Item
                      701 of Regulation  S-K.  Pricing
                      information  can be  omitted  if
                      securities were not registered.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            4         DEFAULTS UPON SENIOR SECURITIES
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      INFORMATION  FROM ITEM 3 OF PART                 X
                      II OF FORM 10-Q:

                      Report  the  occurrence  of  any
                      Event    of    Default    (after
                      expiration  of any grace  period
                      and  provision  of any  required
                      notice)
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            5         SUBMISSION OF MATTERS TO A VOTE
                      OF CERTIFICATEHOLDERS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      INFORMATION FROM ITEM 4 OF PART                  X
                                                                       -
                      II OF FORM 10-Q
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6         SIGNIFICANT   OBLIGORS  OF  POOL
                      ASSETS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      ITEM   1112(B)   -   SIGNIFICANT                                                 X
                                                                                                       -
                      OBLIGOR FINANCIAL INFORMATION*
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      *This  information  need only be
                      reported  on the  Form  10-D for
                      the   distribution   period   in
                      which  updated   information  is
                      required pursuant to the Item.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            7         SIGNIFICANT ENHANCEMENT
                      PROVIDER INFORMATION
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      ITEM    1114(B)(2)    -   CREDIT
                      ENHANCEMENT  PROVIDER  FINANCIAL
                      INFORMATION*
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Determining     applicable                 X
                                                                       -
                            disclosure threshold
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Requesting        required                 X
                                                                       -
                            financial  information  or
                            effecting    incorporation
                            by reference
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      ITEM    1115(B)   -   DERIVATIVE
                      COUNTERPARTY           FINANCIAL
                      INFORMATION*
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Determining        current                                                 X
                                                                                                       -
                            maximum probable exposure
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Determining        current                 X
                                                                       -
                            significance percentage
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                            Requesting        required                 X
                                                                       -
                            financial  information  or
                            effecting    incorporation
                            by reference
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      *This  information  need only be
                      reported  on the  Form  10-D for
                      the   distribution   period   in
                      which  updated   information  is
                      required pursuant to the Items.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            8         OTHER INFORMATION
----------- --------- --------------------------------- ----------------------------------------------------------------------------
                      DISCLOSE     ANY     INFORMATION  The Responsible Party for the applicable Form 8-K item as indicated below.
                      REQUIRED  TO BE REPORTED ON FORM
                      8-K DURING  THE  PERIOD  COVERED
                      BY  THE   FORM   10-D   BUT  NOT
                      REPORTED
----------- --------- --------------------------------- ----------------------------------------------------------------------------
            9         EXHIBITS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Distribution report                              X
                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      EXHIBITS  REQUIRED  BY ITEM  601                                                 X
                                                                                                       -
                      OF   REGULATION   S-K,  SUCH  AS
                      MATERIAL AGREEMENTS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
8-K         Must be filed within four business  days of an event  reportable on Form
            8-K.
----------- -------------------------------------------------------------------------- --------------- --------------- -------------
            1.01      ENTRY     INTO    A     MATERIAL
                      DEFINITIVE AGREEMENT
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Disclosure      is      required  X              X                               X               X
                                                        -              -                               -               -
                      regarding    entry    into    or
                      amendment   of  any   definitive
                      agreement  that is  material  to
                      the   securitization,   even  if
                      depositor is not a party.

                      Examples:  servicing  agreement,
                      custodial agreement.

                      Note:  disclosure  not  required
                      as  to   definitive   agreements
                      that are fully  disclosed in the
                      prospectus
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            1.02      TERMINATION    OF   A   MATERIAL  X              X                               X               X
                                                        -              -                               -               -
                      DEFINITIVE AGREEMENT
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Disclosure      is      required  X              X               X               X               X
                                                        -              -               -               -               -
                      regarding   termination  of  any
                      definitive   agreement  that  is
                      material  to the  securitization
                      (other   than    expiration   in
                      accordance   with  its   terms),
                      even  if   depositor  is  not  a
                      party.


                      Examples:  servicing  agreement,
                      custodial agreement.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            1.03      BANKRUPTCY OR RECEIVERSHIP
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Disclosure      is      required  X              X               X               X               X
                                                        -              -               -               -               -
                      regarding   the   bankruptcy  or
                      receivership,  if  known  to the
                      Master  Servicer,  with  respect
                      to any of the following:

                      Sponsor   (Seller),   Depositor,
                      Master   Servicer,    affiliated
                      Servicer,     other     Servicer
                      servicing  20% or  more  of pool
                      assets at time of report,  other
                      material   servicers,   Trustee,
                      significant   obligor,    credit
                      enhancer    (10%    or    more),
                      derivatives        counterparty,
                      Custodian
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            2.04      TRIGGERING EVENTS THAT
                      ACCELERATE OR INCREASE A DIRECT
                      FINANCIAL OBLIGATION OR AN
                      OBLIGATION UNDER AN OFF-BALANCE
                      SHEET ARRANGEMENT [in this
                      transaction there is no
                      off-balance sheet arrangement]
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Includes an early  amortization,                 X
                                                                       -
                      performance   trigger  or  other
                      event,    including   event   of
                      default,  that would  materially
                      alter        the         payment
                      priority/distribution   of  cash
                      flows/amortization schedule.

                      Disclosure   will   be  made  of
                      events   other  than   waterfall
                      triggers  which are disclosed in
                      the   monthly    statements   to
                      certificateholders    [in   this
                      transaction  there  will  be  no
                      events   other  than   waterfall
                      triggers]
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            3.03      MATERIAL MODIFICATION TO RIGHTS
                      OF CERTIFICATEHOLDERS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Disclosure is required of any                    X
                                                                       -
                      material modification to
                      documents defining the rights
                      of Certificateholders,
                      including the Pooling and
                      Servicing Agreement
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            5.03      AMENDMENTS TO ARTICLES OF
                      INCORPORATION OR BYLAWS; CHANGE
                      IN FISCAL YEAR
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Disclosure is required of any                                                    X
                                                                                                       -
                      amendment "to the governing
                      documents of the issuing entity"
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            5.06      CHANGE IN SHELL COMPANY STATUS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      [Not applicable to ABS issuers]                                                  X
                                                                                                       -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6.01      ABS INFORMATIONAL AND
                      COMPUTATIONAL MATERIAL
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      [Not included in reports to be                                                   X
                                                                                                       -
                      filed under Section 3.16]
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6.02      CHANGE OF SERVICER OR TRUSTEE
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Requires   disclosure   of   any  X              X                               X
                                                        -              -                               -
                      removal,            replacement,
                      substitution  or addition of any
                      master   servicer,    affiliated
                      servicer,     other     servicer
                      servicing  10% or  more  of pool
                      assets at time of report,  other
                      material servicers or trustee.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Reg AB disclosure  about any new  X
                      master    servicer    is    also
                      required.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Reg AB disclosure  about any new                 X
                      trustee is also required.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6.03      CHANGE IN CREDIT ENHANCEMENT OR
                      OTHER EXTERNAL SUPPORT
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Covers    termination   of   any                 X                               X
                                                                       -                               -
                      enhancement   in  manner   other
                      than by its terms,  the addition
                      of   an   enhancement,    or   a
                      material     change    in    the
                      enhancement  provided.   Applies
                      to external credit  enhancements
                      as well as derivatives.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Reg AB disclosure  about any new                 X                               X
                      enhancement   provider  is  also
                      required.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6.04      FAILURE   TO  MAKE  A   REQUIRED                 X
                                                                       -
                      DISTRIBUTION
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            6.05      SECURITIES      ACT     UPDATING
                      DISCLOSURE
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      If     any     material     pool                                                 X
                                                                                                       -
                      characteristic  differs by 5% or
                      more at the time of  issuance of
                      the    securities    from    the
                      description    in   the    final
                      prospectus,  provide updated Reg
                      AB  disclosure  about the actual
                      asset pool.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      If there  are any new  servicers                                                 X
                                                                                                       -
                      or  originators  required  to be
                      disclosed  under  Regulation  AB
                      as a  result  of the  foregoing,
                      provide the  information  called
                      for  in  Items   1108  and  1110
                      respectively.
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            7.01      REGULATION FD DISCLOSURE          X              X               X               X
                                                        -              -               -               -
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
            8.01      OTHER EVENTS
----------- --------- --------------------------------- -------------- --------------- --------------- --------------- -------------
                      Any  event,   with   respect  to                                                 X
                      which    information    is   not
                      otherwise  called  for  in  Form
                      8-K, that the  registrant  deems
                      of         importance         to
                      certificateholders.
----------- --------- --------------------------------- ----------------------------------------------------------------------------
            9.01      FINANCIAL STATEMENTS AND          The Responsible Party applicable to reportable event.
                      EXHIBITS
----------- ------------------------------------------------------------------------------- ---------- --------------- -------------
10-K        Must be filed within 90 days of the fiscal year end for the registrant.
----------- ------------------------------------------------------------------------------- ---------- --------------- -------------
            9B      OTHER INFORMATION
----------- ------- ---------------------------------- -----------------------------------------------------------------------------
                    Disclose     any      information  The Responsible Party for the applicable Form 8-K as indicated above.
                    required  to be  reported on Form
                    8-K  during  the  fourth  quarter
                    covered  by the Form 10-K but not
                    reported
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
            15      EXHIBITS AND FINANCIAL  STATEMENT
                    SCHEDULES
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    ITEM   1112(B)   -    SIGNIFICANT                                                  X
                                                                                                       -
                    OBLIGOR FINANCIAL INFORMATION
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    ITEM    1114(B)(2)    -    CREDIT
                    ENHANCEMENT   PROVIDER  FINANCIAL
                    INFORMATION
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                         Determining       applicable                  X
                                                                       -
                         disclosure threshold
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                         Requesting          required                  X
                                                                       -
                         financial   information   or
                         effecting  incorporation  by
                         reference
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    ITEM    1115(B)   -    DERIVATIVE
                    COUNTERPARTY            FINANCIAL
                    INFORMATION
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                         Determining  current maximum                                                  X
                                                                                                       -
                         probable exposure
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                         Determining          current                  X
                                                                       -
                         significance percentage
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                         Requesting          required                  X
                                                                       -
                         financial   information   or
                         effecting  incorporation  by
                         reference
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Item  1117  -  Legal  proceedings
                    pending   against  the  following
                    entities,   or  their  respective
                    property,  that  is  material  to
                    Certificateholders,     including
                    proceedings     known    to    be
                    contemplated    by   governmental
                    authorities:
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Sponsor (Seller)                                                                                   X
                                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Depositor                                                                          X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Trustee                                            X
                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Issuing entity                                                                     X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Master    Servicer,    affiliated  X
                                                       -
                    Servicer,      other     Servicer
                    servicing  20% or  more  of  pool
                    assets at time of  report,  other
                    material servicers
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Originator  of  20%  or  more  of                                                  X
                                                                                                       -
                    pool  assets  as of  the  Cut-off
                    Date
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Custodian                                                          X
                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Item  1119  -  Affiliations   and
                    relationships     between     the
                    following   entities,   or  their
                    respective  affiliates,  that are
                    material to Certificateholders:
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Sponsor (Seller)                                                                                   X
                                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Depositor                                                                          X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Trustee                                            X
                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Master    Servicer,    affiliated  X
                                                       -
                    Servicer,      other     Servicer
                    servicing  20% or  more  of  pool
                    assets at time of  report,  other
                    material servicers
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Originator                                                                         X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Custodian                                                          X
                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Credit Enhancer/Support Provider                                                   X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    Significant Obligor                                                                X
                                                                                                       -
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    ITEM   1122   -   ASSESSMENT   OF  X               X               X
                                                       -               -               -
                    COMPLIANCE     WITH     SERVICING
                    CRITERIA
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------
                    ITEM 1123 -  SERVICER  COMPLIANCE  X               X
                    STATEMENT
----------- ------- ---------------------------------- --------------- --------------- --------------- --------------- -------------